6:
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities and Exchange Commission

Date of Report (Date of earliest event reported): April 23, 2004.

Air-Q Wi-Fi Corporation
(Exact name of registrant as specified in its charter)

Delaware	33-19961	01-0623010
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5555 Hilton Avenue, Suite 207, Baton Rouge, Louisiana 70808
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (225) 923-1034

Form 8-K
Air-Q Wi-Fi Corporation

Item 5. Other Events and Regulation FD Disclosure.
Cancellation of Certain Warrants; Issuance of New Warrants

On April 23, 2004, pursuant to amendments to four separate securities purchase agreements, we cancelled certain outstanding common stock purchase warrants and issued new common stock purchase warrants in their place. These amendments reduced the total number of warrants issued under the securities purchase agreements from 20,000,000 to 5,000,000. A summary of the issuances of securities is set forth below:

Purchaser of Units of Securities	Securities Issued Pursuant to Original Securities Purchase Agreement	Securities Issued Pursuant to Securities Purchase Agreement, as Amended
Douglasbank Capital Ltd.	1,250,000 shares of common stock; 1,250,000 $.20 warrants; 1,250,000 $.30 warrants; 1,250,000 $.40 warrants; and 1,250,000 $.50 warrants.	1,250,000 shares of common stock and 1,250,000 $1.00 warrants.
Douglasdale Capital Ltd.	1,250,000 shares of common stock; 1,250,000 $.20 warrants; 1,250,000 $.30 warrants; 1,250,000 $.40 warrants; and 1,250,000 $.50 warrants.	1,250,000 shares of common stock and 1,250,000 $1.00 warrants.
Heyer Capital Fund	1,250,000 shares of common stock; 1,250,000 $.20 warrants; 1,250,000 $.30 warrants; 1,250,000 $.40 warrants; and 1,250,000 $.50 warrants.	1,250,000 shares of common stock and 1,250,000 $1.00 warrants.
1008212 Alberta Ltd.	1,250,000 shares of common stock; 1,250,000 $.20 warrants; 1,250,000 $.30 warrants; 1,250,000 $.40 warrants; and 1,250,000 $.50 warrants.	1,250,000 shares of common stock and 1,250,000 $1.00 warrants.
Description of $1.00 Warrants

Pursuant to the amendments to the securities purchase agreements,, we issued a total of 5,000,000 warrants to purchase 5,000,000 shares of our common stock, at an exercise price of $1.00 per share. These warrants expire on April 22, 2008.

Current Ownership of Our Common Stock

The cancellation of 20,000,000 warrants and the issuance of 5,000,000 new warrants materially changed our capitalization. On a fully diluted basis, prior to amending the four securities purchase agreements, we had a total of 45,097,704 shares outstanding (24,500,000 shares underlying warrants); on a fully diluted basis, after amending the four securities purchase agreements, we have a total of 30,097,704 shares outstanding (9,500,000 shares underlying warrants).

In addition, the changes effected by amending the four securities purchase agreements materially affected the ownership of our shares of common stock. The table below sets forth the current ownership of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC, based on voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock underlying warrants held by that person are deemed to be outstanding if the warrants are exercisable within 60 days of the date hereof. All percentages in this table are based on a total of 30,097,704 shares of common stock outstanding as of the date hereof, which amount includes a total of 9,500,000 shares underlying currently outstanding and exercisable warrants. Except as indicated in the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address for each of the shareholders in the table below is c/o Air-Q Wi-Fi Corporation, 5555 Hilton Avenue, Suite 207, Baton Rouge, Louisiana 70808.

Beneficially Owned
Name and Address of Beneficial Owner	Shares	Percent(1)
David Loflin	7,590,000(2)	25.21%
Waddell D. Loflin	1,200,000	3.98%
Gregory A. Bonner(3)	10,000	*
Ira R. Witkin(4)	10,000	*
All executive officers and directors as a group (4 persons)	8,790,000(2)	29.20%
Loflin Children’s Trust(5)	3,000,000(6)	9.96%
FMF Investments, Ltd.(7)	2,311,000	7.67%
Heyer Capital Fund(8)(18)	2,500,000(9)	8.30%
1008212 Alberta Ltd.(10)(18)	2,500,000(11)	8.30%
Douglasdale Capital Ltd.(12)(18)	2,500,000(13)	8.30%
Douglasbank Capital Ltd.(14)(18)	2,500,000(15)	8.30%
Shelter Capital Ltd.(16)	4,000,000(17)	13.29%
*	Less than 1%
(1)	Based on 30,097,704 shares outstanding, including a total of 9,500,000 shares underlying currently outstanding and exercisable warrants.
(2)

3,000,000 of these shares are beneficially owned by the Loflin Children’s Trust; 250,000 of these shares are owned by the Phoenix Trust. The beneficiaries of both entities are the minor children of David Loflin. Mr. Loflin is the trustee of each entity and possesses voting and investment control over the shares owned by each. Mr. Loflin disclaims any beneficial ownership of the shares owned by either trust.

(3)	Mr. Bonner’s address is 5223 Hagerstown Avenue, Baton Rouge, Louisiana 70817.
(4)	Mr. Witkin’s address is 980 Crepe Myrtle Lane, Copper Canyon, Texas 76226.
(5)

Loflin Children’s Trust’s address is 7635 Jefferson Highway, #309, Baton Rouge, Louisiana 70809. David Loflin is the trustee of this entity and possesses voting and investment control of the shares owned by it.

(6)	See footnote 2.
(7)

FMF Investments’ address is 819 Office Park Circle, Lewisville, Texas 75057. L. A. Newlan, Jr. and Eric Newlan are officers of the general partner of this entity and, in these capacities, possess voting and investment control of the shares owned by it.

(8)	Heyer Capital’s address is 418 Douglas Park View S.E., Calgary, Alberta, Canada T2Z 2R1. Peter Rochow is the owner of this entity and possesses voting and investment control of the shares owned by it.
(9)	1,250,000 of these shares have been issued; 1,250,000 of these shares have not been issued, but underlie currently exercisable warrants.
(10)

1008212 Alberta’s address is 418 Douglas Park View S.E., Calgary, Alberta, Canada T2Z 2R1. Peter Rochow possesses voting and investment control of the shares owned by this entity. Mr. Rochow disclaims any beneficial ownership of the shares owned by this entity.

(11)	1,250,000 of these shares have been issued; 1,250,000 of these shares have not been issued, but underlie currently exercisable warrants.
(12)

Douglasdale Capital’s address is 418 Douglas Park View S.E., Calgary, Alberta, Canada T2Z 2R1. Peter Rochow possesses voting and investment control of the shares owned by this entity. Mr. Rochow disclaims any beneficial ownership of the shares owned by this entity.

(13)	1,250,000 of these shares have been issued; 1,250,000 of these shares have not been issued, but underlie currently exercisable warrants.
(14)

Douglasbank Capital’s address is 418 Douglas Park View S.E., Calgary, Alberta, Canada T2Z 2R1. Peter Rochow possesses voting and investment control of the shares owned by this entity. Mr. Rochow disclaims any beneficial ownership of the shares owned by this entity.

(15)	1,250,000 of these shares have been issued; 1,250,000 of these shares have not been issued, but underlie currently exercisable warrants.
(16)

Shelter Capital’s address is P.O. Box 64, Providenciales, Turks and Caicos Islands. Peter Rochow possesses voting and investment control of the shares owned by this entity. Mr. Rochow disclaims any beneficial ownership of the securities owned by this entity.

(17)	None of these shares has been issued, but underlie currently exercisable warrants.
(18)

Heyer Capital Fund, 1008212 Alberta Ltd., Douglasdale Capital Ltd. and Douglasbank Capital Ltd. have common management, Mr. Peter Rochow, who possess the power of disposition over the securities owned by these entities; the beneficial ownership of each of these entities is different. Mr. Rochow disclaims any beneficial ownership of the shares owned by these entities, except for those owned by Heyer Capital Fund, of which he is the beneficial owner.

Press Release
On April 29, 2004, we issued the press release reproduced below:
Air-Q Wi-Fi Restructures 20,000,000 Outstanding Warrants
Investor Group Agrees to Replace 20,000,000 Warrants with 5,000,000 New Warrants

Baton Rouge, LA – April 29, 2004 – Air-Q Wi-Fi Corporation (OTCBB: AQWF), a Wi-Fi (wireless fidelity) Internet access provider, announced today that it had reached an agreement with an investor group to restructure 20,000,000 of its outstanding warrants. Under the agreement, warrants to purchase 20,000,000 shares, with an average exercise price of $.35 per share, were cancelled and new warrants to purchase 5,000,000 shares at an exercise price of $1.00 per share were issued.

“This restructuring exemplifies the strong support of our investors and their belief in our future plans,” said David Loflin, AIR-Q’s President. “We believe this restructuring will be of great, long-term benefit to our shareholders, as we have dramatically reduced the overhang on our market, while preserving the potential for obtaining up to $5,000,000 from the exercise of warrants,” added Mr. Loflin.

About Air-Q Wi-Fi Corporation

Air-Q Wi-Fi Corporation is a development-stage company that develops and operates wireless Internet access systems. Its first Wi-Fi Internet access system is located in Baton Rouge, LA, and its second Wi-Fi system is located in Phoenix, AZ. Air-Q has begun to implement its Wi-Fi Internet access system in Boulder, CO. Air-Q's "Wi-Fi" (hotspot) Internet access system operates on a platform comprised of Wi-Fi standard equipment that has been configured in a proprietary manner. The term "Wi-Fi" (wireless fidelity) refers to an industry standard for wireless equipment that meets published 802.11(x) standards. Wi- Fi equipment operates in unlicensed spectra, such as 2.4 and 5.8 Ghz. Air-Q's business plan focuses on the marketing of its wireless Internet access services to businesses and residential customers, as well as to visitors to its markets with Wi-Fi compatible laptop computers and other wireless devices.

Forward-Looking Statements

Certain statements in these interviews and news releases may constitute "forward looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward looking statements involve risk, uncertainties, and other factors, which may cause the actual results, performance, or achievement expressed or implied by such forward looking statements to differ materially from the forward looking statements. Certain statements contained in the interviews are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve numerous risks and uncertainties, including, but not limited to, risks and uncertainties pertaining to development of Air-Q’s products and services and markets for such products and services, the timing and level of customer orders, competitive products and service, changes in economic conditions and other risks and uncertainties. Although Air-Q believes the statements are reasonable, it can give no assurance that such expectations will prove correct. Air-Q cautions that any forward-looking statements contained herein are not a guarantee of future performance and that actual results may differ materially.

Contact: Air-Q Wi-Fi Corporation, Baton Rouge, David Loflin, 225-923-1034, dloflin@air-q.com
* * * * END OF PRESS RELEASE * * * *

Item 7. Financial Statements and Exhibits.
(a)	Exhibits:
Exhibit No.	Description
10.1	Amendment No. 1 to Securities Purchase Agreement between Registrant and Douglasbank Securities Ltd., dated as of April 23, 2004.
10.2	Amendment No. 1 to Securities Purchase Agreement between Registrant and Douglasdale Securities Ltd., dated as of April 23, 2004.
10.3	Amendment No. 1 to Securities Purchase Agreement between Registrant and Heyer Capital Fund, dated as of April 23, 2004.
10.4	Amendment No. 1 to Securities Purchase Agreement between Registrant and 1008212 Alberta Ltd.., dated as of April 23, 2004.
10.5	$1.00 Warrant Agreement between Registrant and Douglasbank Capital Ltd., dated April 23, 2004.
10.6	$1.00 Warrant Agreement between Registrant and Douglasdale Capital Ltd., dated April 23, 2004.
10.7	$1.00 Warrant Agreement between Registrant and Heyer Capital Fund, dated April 23, 2004.
10.8	$1.00 Warrant Agreement between Registrant and 1008212 Alberta Ltd., dated April 23, 2004.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

Dated: April 29, 2004.	AIR-Q WI-FI CORPORATION

By:	/s/ DAVID LOFLIN
David Loflin President